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(JOHN HANCOCK(R) LOGO)
JOHN HANCOCK ANNUITIES

                                                         NOT FOR USE IN NEW YORK

                               Address: P.O. Box 9505, Portsmouth, NH 03802-9505 Overnight mailing address: 164 Corporate Drive, Portsmouth, NH 03801-6815
                           Home Office: Bloomfield Hills, MI Phone: 800-344-1029
                                                Web Address: www.jhannuities.com

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Application for GIFL Rollover VA

Flexible Payment Deferred
Variable Annuity Application

APP.VEN.200.08

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1.   STATE OF APPLICATION

     THIS APPLICATION WAS COMPLETED AND SIGNED IN THE STATE OF [ ] [ ]

2.   PRODUCT ELECTION

     I ELECT TO ROLLOVER THE MARKET VALUE AND VESTED BENEFIT BASE OF MY 401(K) TO THE JOHN HANCOCK INDIVIDUAL VARIABLE
     ANNUITY CONTRACT CHECKED BELOW.

     [ ] GIFL Rollover Variable Annuity

3.   IRA TYPE (PLEASE CHECK ONE)

     [ ] Traditional IRA     [ ] Roth IRA

4.   OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity

     ___________________________________________________   _____ ______ _________   __________________________________
     Owner's Name (First, Middle, Last or                  Date of Birth            Social Security/Tax Identification
     Name of Trust/Entity)                                 (mm dd yyyy)             Number

     ___________________________________________________   ___________________________________________________________
     Mailing Address                                       Client Brokerage Account Number

     ___________________________________________________
     City, State, Zip

     ___________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

5.   ANNUITANT (if Owner is a Trust/Entity)                CO-ANNUITANT
     [ ] Male   [ ] Female                                 [ ] Male   [ ] Female

     ___________________________________________________   (Complete only if the Joint Lifetime Income Benefit is
     Annuitant's Name (First, Middle, Last or Name         elected You may not add a Co-Annuitant if you elected the
     of Trust/Entity)                                      single life option prior to rollover, or if you elected
                                                           spousal continuation and your spouse is not alive at the
                                                           time of the rollover. Only the spouse of the Annuitant may be named as a Co-Annuitant.)

     ___________________________________________________   ___________________________________________________________
     Mailing Address                                       Co-annuitant's Name (First, Middle, Last or Name of
                                                           Trust/Entity)
     ___________________________________________________
     City, State, Zip                                      ___________________________________________________________
                                                           Mailing Address

     ___________________________________________________   ___________________________________________________________
     Residential Address (Required if different            City, State, Zip
     from mailing or address is PO Box)
                                                           ___________________________________________________________
     _____ ______ _________   __________________________   Residential Address (Required if different
     Date of Birth            Social Security/Tax          from mailing or address is PO Box)
     (mm dd yyyy)             Identification Number
                                                           _____ ______ _________   __________________________________
                                                           Date of Birth            Social Security/Tax Identification
                                                           (mm dd yyyy)             Number
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APP.VEN.200.08
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6.   BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

     CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF
     YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE
     RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8 TO
     CONTINUE.

     BENEFICIARY #1: [X] PRIMARY                           BENEFICIARY #2: [ ] PRIMARY   [ ] CONTINGENT

     _________% of proceeds [ ] Male   [ ] Female          _________% of proceeds [ ] Male   [ ] Female
                            [ ] Trust/Entity                                      [ ] Trust/Entity

     ___________________________________________________   ___________________________________________________________
     Primary Beneficiary's Name (First, Middle, Last       Beneficiary's Name (First, Middle, Last or Name
     or Name of Trust/Entity)                              of Trust/Entity)

     ___________________________________________________   ___________________________________________________________
     Relationship to Owner                                 Relationship to Owner

     _____ ______ _________   __________________________   _____ ______ _________   __________________________________
     Date of Birth            Social Security/Tax          Date of Birth            Social Security/Tax
     (mm dd yyyy)             Identification Number        (mm dd yyyy)             Identification Number

     BENEFICIARY #3: [ ] PRIMARY   [ ] CONTINGENT          BENEFICIARY #4: [ ] PRIMARY   [ ] CONTINGENT

     ___________________________________________________   ___________________________________________________________
     Beneficiary's Name (First, Middle, Last or Name       Beneficiary's Name (First, Middle, Last or Name
     of Trust/Entity)                                      of Trust/Entity)

     ___________________________________________________   ___________________________________________________________
     Relationship to Owner                                 Relationship to Owner

     _____ ______ _________   __________________________   _____ ______ _________   __________________________________
     Date of Birth            Social Security/Tax          Date of Birth            Social Security/Tax
     (mm dd yyyy)             Identification Number        (mm dd yyyy)             Identification Number

7.   INITIAL INVESTMENT ALLOCATIONS

     Use this section for allocation of your initial payment.

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

     ______% LIFESTYLE GROWTH
             80% Stocks
             20% Bonds

     ______% LIFESTYLE BALANCED   ______% LIFESTYLE MODERATE   ______% LIFESTYLE CONSERVATIVE
             60% Stocks                   40% Stocks                   20% Stocks
             40% Bonds                    60% Bonds                    80% Bonds

             VARIABLE PORTFOLIOS

     ______% MONEY MARKET

     100% TOTAL

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 8. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO
     SECTION 9.
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APP.VEN.200.08
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8.   OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source
     Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ ________ (mm dd yyyy)

     SOURCE FUND                                           DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

     [ ] Money Market Fund   [ ] Other Source Fund         __________________________________   ___________%
                                 _______________________   Fund Name

     If Money Market or Other Source Fund elected,         __________________________________   ___________%
     indicate amount to be transferred each month          Fund Name
     $____________________
                                                           __________________________________   ___________%
                                                           Fund Name

                                                           __________________________________   ___________%
                                                           Fund Name

9.   REMARKS
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APP.VEN.200.08
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10.  STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA,
     WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE
     SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE AN INSURANCE COMPANY
     FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS
     GUILTY OF A FELONY OF THE THIRD DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR OR RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

     FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

     MILITARY SALES: This product is not intended to be sold to active duty service members on military installations.

11.  NOTICE: FOR CALIFORNIA OWNER(S)/ANNUITANT(S) 60 OR OLDER ONLY

     Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30-day period will depend on the election below which designates where your
     Payments will be allocated during the Right to Review period. Please check one of the following boxes. IF YOU DO
     NOT CHECK ONE OF THESE BOXES, WE WILL ALLOCATE YOUR PAYMENT TO THE MONEY MARKET PORTFOLIO.

     [ ]  I/We wish to immediately invest in the variable Investment Options elected in Section 7. If my/our Contract is canceled within 30 days, the Contract Value will be returned to me/us.

     [ ]  I/We authorize the company to allocate my Payment to the Money Market portfolio for a period of 35 calendar days. On the 35th day (or next business day) transfer my Contract Value to the investment selection(s)
          elected in Section 7. If I cancel my/our contract within 30 days, any Payments will be returned.
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APP.VEN.200.08
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12.  ACKNOWLEDGMENTS/SIGNATURES

     I AGREE THAT THE CONTRACT I HAVE APPLIED FOR SHALL NOT TAKE EFFECT UNTIL THE LATER OF: (1) THE ISSUANCE OF THE
     CONTRACT, OR (2) RECEIPT BY THE COMPANY AT ITS ANNUITIES SERVICE CENTER OF THE FIRST PAYMENT REQUIRED UNDER THE
     CONTRACT.

     I UNDERSTAND THAT UNLESS I ELECT OTHERWISE, THE ANNUITY COMMENCEMENT DATE WILL BE THE LATER OF THE FIRST OF THE
     MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRA'S MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70_). ALTERNATE MATURITY DATE ________________.

     I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY
     THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE
     AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     THE CONTRACT I HAVE APPLIED FOR IS SUITABLE FOR MY INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND
     NEEDS.

     I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR AS A RESIDENT ALIEN OF THE UNITED STATES OF
     AMERICA.

     TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

     [X]
     ___________________________________________________   _______________________________________   ____ ____ _______
     Signature of Owner                                    City, State                               Date (mm dd yyyy)

     [X]
     ___________________________________________________
     Signature of Co-owner (if any)

     [X]
     ___________________________________________________   _______________________________________
     Signature of Annuitant                                City, State

     [X]
     ___________________________________________________
     Signature of Co-annuitant (if any)

13.  AGENT INFORMATION

     [X]
     ___________________________________________________   ____________________________________________   ____________
     Signature of Agent #1                                 Printed Name of Agent                          Percentage %

     ___________________________________________________   ________________________   ________________________________
     State License ID                                      Broker/Dealer Rep Number   Social Security Number

     ______________________________________________________________________________   ________________________________
     Broker/Dealer Firm                                                               Agent's Telephone Number

     [X]
     ___________________________________________________   ____________________________________________   ____________
     Signature of Agent #2                                 Printed Name of Agent                          Percentage %

     ___________________________________________________   ________________________   ________________________________
     State License ID                                      Broker/Dealer Rep Number   Social Security Number

     ______________________________________________________________________________   ________________________________
     Broker/Dealer Firm                                                               Agent's Telephone Number
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APP.VEN.200.08